Exhibit 99.1

MoneyGram International Reports First Quarter 2021 Results

MoneyGram delivers first quarter revenue of $310.1 million with 7% year-over-year growth on the strength of money transfer revenue growth of 12%

MGO achieves all-time record high for customers, transactions and revenue in the first quarter

Digital transactions continue to accelerate, reaching 32% of money transfer transactions at the end of March

DALLAS (May 6, 2021) -- MoneyGram International, Inc. (NASDAQ: MGI) today reported financial results for its first quarter ended March 31, 2021.
First Quarter 2021 Business Highlights

“Our customer-centric strategy helped drive a strong start to the year with money transfer revenue growth accelerating to 12% as the digital business continues to overperform reaching 32% of total money transfer transactions at the end of March,” said Alex Holmes, MoneyGram Chairman and CEO. “The underlying momentum in the business combined with the positive sentiment surrounding the upcoming exit from the DPA, positions the Company well to refinance its debt in the coming months and accelerate our digital transformation.”

Digital performance in the first quarter was led by MoneyGram's online direct-to-consumer channel (MGO):
•MGO delivered a record quarter for customers, transactions and revenue, exceeding its all-time high achieved in the fourth quarter of 2020
◦Year-over-year, MGO delivered 119% revenue growth and 102% transaction growth on the strength of new app downloads and customer retention rates
◦Year-over-year, cross-border online revenue grew an impressive 131% and transactions grew an equally impressive 130%
•Total digital, which includes MGO, reported year-over-year transaction growth of 86% in the first quarter
◦Digital revenue reached a new record of $60.4 million for the first quarter representing a 77% year-over-year revenue growth rate
◦Digital partnerships delivered transaction growth of 47% year-over-year
◦Payouts through account deposit, Visa Direct and mobile wallets increased 128% year-over-year
•Digital transactions accounted for 32% of all money transfer transactions at the end of March

First Quarter 2021 Financial Results, Year-Over-Year
•Total revenue of $310.1 million increased 7% on a reported basis or an increase of 3% on a constant currency basis
◦Money transfer revenue was $285.4 million, up 12%, or 8% on a constant currency basis, driven by double-digit transaction growth
◦Investment revenue was $2.0 million for the quarter representing a decline of $8.1 million due to lower prevailing interest rates
•Gross Profit was $144.8 million, an increase of $8.3 million driven by strength of money transfer revenue and offset by the decline in investment income
•Total operating expenses were $136.4 million, an increase of $13.0 million or 11% including:
◦Transaction and Operations Support expenses increased $5.4 million or 14% which were driven by:
▪The elimination of the $12.1 million net benefit from Ripple market development fees generated in the first quarter of 2020 due to the halting of transactions under the commercial agreement with Ripple effective early December 2020
◦Compensation and Benefits were $62.2 million, an increase of $8.8 million primarily driven by severance expenses
•Operating Income was $8.4 million, a decrease of 36% driven by the elimination of Ripple market development fees, lower investment income and severance costs
•Net loss of $15.4 million for the quarter representing an improvement of $6.1 million
•Diluted loss per share was $0.19 and diluted adjusted loss per share was $0.06
•Adjusted EBITDA decreased 3% to $49.9 million, or 11% on a constant currency basis driven by the reduction of $17.4 million related to the net benefit of Ripple market development fees and reduced investment income due to lower prevailing interest rates

Holmes concluded, “As part of the next phase of our digital transformation and in response to market demand to access our leading capabilities, we launched a new business line to open our platform to new customers and use cases. Over the last few years, we’ve built an API-driven infrastructure that enables us to seamlessly scale volume through our global network, and we’re excited about this strategic growth opportunity to monetize our capabilities in new ways."

Balance Sheet and Liquidity
•Cash and cash equivalents was $152.8 million at quarter-end compared to $131.0 million as of the end of the first quarter 2020
•First quarter interest expense was $22.3 million and capital expenditures were $11.2 million

Department of Justice Update
MoneyGram also reported positive developments as it nears the end of the term of its Deferred Prosecution Agreement ("DPA"). Earlier this week, MoneyGram and the government filed a joint status report with the court in which the parties confirmed that MoneyGram has satisfied its financial obligations under the DPA and that the independent compliance monitor has certified to MoneyGram and the government that MoneyGram’s anti-fraud and anti-money laundering compliance program meets the standard set forth in the DPA.

In addition, the joint status report states that on May 10, 2021, MoneyGram intends to certify to the government that the Company has fulfilled its obligations under the DPA, and that after the government receives this certification, and provided that the Company has otherwise complied with the DPA, the Government will move to dismiss the matter underlying the DPA within 45 days of May 10, 2021.

Second Quarter 2021 Outlook
The Company is providing the following outlook for the quarter ending June 30, 2021:

The Company anticipates total revenue in the range of $315 to $325 million based on continuing growth in its money transfer business. This range includes a potential impact of up to $10 million related to the introduction of new competition in the Walmart Marketplace, the rollout of which began at the end of April.

The Company anticipates Adjusted EBITDA in the range of $50 to $55 million. This range considers the revenue trends described above and no benefit from Ripple incentive fees, which were $8.8 million in the second quarter of 2020.

Conference Call
MoneyGram International will host a conference call on May 7, at 9:00 a.m. ET, to discuss its results. Alex Holmes, Chairman and CEO and Larry Angelilli, CFO will host the call.

Participant Dial-In Numbers:
U.S.:	1-800-239-9838
International:	1-929-477-0402
Webcast:	public.viavid.com/index.php?id=144463

Replay:	U.S 1-844-512-2921 or International 1-412-317-6671
Replay ID:	7162032
Replay is available through May 14, 2021, 11:59 p.m. ET
About MoneyGram International, Inc.
MoneyGram is leading the evolution of digital P2P payments. With a purpose-driven strategy to mobilize the movement of money, a strong culture of fintech innovation, and leading customer-centric capabilities, MoneyGram has grown to serve nearly 150 million people across the globe over the last five years.

The Company leverages its modern, mobile, and API-driven platform and collaborates with the world's leading brands to serve consumers through MoneyGram Online (MGO), its direct-to-consumer digital business, its global retail network and its emerging embedded finance business for enterprise customers, MoneyGram as a Service.

For more information, please visit ir.moneygram.com and follow @MoneyGram.

Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram's current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as "may," "might," "will," "could," "should," "would," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursuant," "target," "forecast," "outlook," "continue," "currently," and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the Company's projected results of operations and specific factors expected to impact the Company's results of operations. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond MoneyGram's control, which could cause actual results to differ materially from the results expressed or implied by the statements.
These risks and uncertainties include, but are not limited to:
•the impact of the COVID-19 pandemic or future pandemics on our business, including the potential for work stoppages, lockdowns, shelter-in-place, or restricted movement guidelines, service delays, lower consumer and commercial activity;
•our ability to compete effectively;
•our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing "white label" branded money transfer products or otherwise;
•our ability to manage fraud risks from consumers or agents;
•the ability of us and our agents and other commercial relationships to comply with U.S. and international laws and regulations;
•litigation or investigations involving us or our agents and other commercial relationships, which could result in material settlements, fines or penalties, termination of contracts, other administrative actions or lawsuits and negative publicity;
•regulations addressing consumer privacy, data use and security;
•our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes;
•our ability to manage risks associated with our international sales and operations;
•our offering of money transfer services through agents in regions that are politically volatile;
•changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events;
•our substantial debt service obligations, significant debt covenant requirements and credit ratings;
•major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions;
•the ability of us and our agents to maintain adequate banking relationships;
•a security or privacy breach in systems, networks or databases on which we rely and disruptions to our computer network systems and data centers;
•weakness in economic conditions, in both the U.S. and global markets;

•a significant change, material slow down or complete disruption of international migration patterns;
•the financial health of certain European countries or the secession of a country from the European Union;
•our ability to manage credit risks from our agents and official check financial institution consumers;
•our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others;
•our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses;
•any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business;
•our capital structure;
•and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of MoneyGram's public period reports filed with the U.S. Securities and Exchange Commission (the SEC), including MoneyGram's annual report on Form 10-K for the year ended December 31, 2020, and subsequent quarterly reports on Form 10-Q.
Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram's SEC filings. MoneyGram's SEC filings may be obtained by contacting MoneyGram, through MoneyGram's web site at ir.moneygram.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.
###

Non-GAAP Measures
In addition to results presented in accordance with accounting principles generally accepted in the United States (GAAP), this news release and related tables include certain non-GAAP financial measures, including a presentation of EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes and cash payments for capital expenditures and agent signing bonuses), constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year), diluted adjusted income (loss) per share and adjusted net income. In addition, we present adjusted operating income and adjusted operating margin for our two reporting segments. The following tables include a full reconciliation of non-GAAP financial measures to the related GAAP financial measures. The equivalent GAAP financial measures for projected results are not provided, and projected results do not reflect the potential impact of certain non-GAAP adjustments, which include (but in future periods, may not be limited to) stock-based, contingent and incentive compensation costs; compliance enhancement program costs; direct monitor costs; legal and contingent matter costs; restructuring and reorganization costs; currency changes; and the tax effect of such items. We cannot reliably predict or estimate if and when these types of costs, adjustments or changes may occur or their impact to our financial statements. Accordingly, a reconciliation of the non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not available.
We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, constant currency, diluted adjusted income (loss) per share and adjusted net income (loss) figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.
Description of Tables

Table One	-	Condensed Consolidated Statements of Operations
Table Two	-	Segment Results
Table Three	-	Segment Reconciliations
Table Four	-	Reconciliation of Certain Non-GAAP Measures to Relevant GAAP Measures - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow
Table Five	-	Reconciliation of Certain Non-GAAP Measures to Relevant GAAP Measures - Adjusted Net Loss and Adjusted Diluted EPS
Table Six	-	Condensed Consolidated Balance Sheets
Table Seven	-	Condensed Consolidated Statements of Cash Flows

CONTACTS
Investor Relations:	Media Relations:
214-979-1400	Stephen Reiff
InvestorRelations@moneygram.com	media@moneygram.com

TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(Amounts in millions, except percentages and per share data)	Three Months Ended March 31,		2021 vs
	2021	2020	2020

REVENUE
Fee and other revenue	$308.1	$280.8	$27.3
Investment revenue	2.0	10.1	(8.1)
Total revenue	310.1	290.9	19.2

Total revenue change, as reported	7%	(8)%
Total revenue change, constant currency	3%	(7)%

COST OF REVENUE
Commissions and other fee expense	149.9	143.2	6.7
Investment commissions expense	0.2	3.0	(2.8)
Direct transaction expense	15.2	8.2	7.0
Total cost of revenue	165.3	154.4	10.9
GROSS PROFIT	144.8	136.5	8.3
OPERATING EXPENSES
Compensation and benefits	62.2	53.4	8.8
Transaction and operations support (1)	43.4	38.0	5.4
Occupancy, equipment and supplies	15.5	14.9	0.6
Depreciation and amortization	15.3	17.1	(1.8)
Total operating expenses	136.4	123.4	13.0
OPERATING INCOME	8.4	13.1	(4.7)
Other expenses
Interest expense	22.3	23.8	(1.5)
Other non-operating expense	1.0	1.1	(0.1)
Total other expenses	23.3	24.9	(1.6)
Loss before income taxes	(14.9)	(11.8)	(3.1)
Income tax expense	0.5	9.7	(9.2)
NET LOSS	$(15.4)	$(21.5)	$6.1

Basic and diluted loss per common share	$(0.19)	$(0.28)	$0.09

Basic and diluted weighted-average outstanding common shares and equivalents used in computing loss per common share	79.6	77.4	2.2

(1) Three months ended March 31, 2020, includes Ripple market development fees of $16.6 million offset by related transaction and trading expenses of $4.5 million.

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended March 31,		2021 vs
	2021	2020	2020
Money transfer revenue	$285.4	$255.9	$29.5
Bill payment revenue	10.8	13.4	(2.6)
Total revenue	$296.2	$269.3	$26.9

Commissions and other fee and direct transaction expenses	$165.1	$151.3	$13.8
Gross profit	$131.1	$118.0	$13.1

Operating income	$6.0	$6.7	$(0.7)

Operating margin	2.0%	2.5%

Money transfer revenue change, as reported	12%	(6)%
Money transfer revenue change, constant currency	8%	(5)%

Financial Paper Products

(Amounts in millions, except percentages)	Three Months Ended March 31,		2021 vs
	2021	2020	2020
Money order revenue	$10.4	$12.1	$(1.7)
Official check revenue	3.5	9.5	(6.0)
Total revenue	$13.9	$21.6	$(7.7)

Investment commissions expense	$0.2	$3.1	$(2.9)
Gross profit	$13.7	$18.5	$(4.8)

Operating income	$2.5	$7.0	$(4.5)

Operating margin	18.0%	32.4%

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RECONCILIATIONS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended March 31,		2021 vs
	2021	2020	2020

Revenue (as reported)	$296.2	$269.3	$26.9

Operating income (as reported)	$6.0	$6.7	$(0.7)

Legal and contingent matters	—	0.3	(0.3)
Restructuring and reorganization costs	5.7	0.5	5.2
Compliance enhancement program	0.9	1.6	(0.7)
Direct monitor costs	3.8	4.8	(1.0)
Stock-based compensation expense	1.7	1.8	(0.1)
Total adjustments	12.1	9.0	3.1

Adjusted operating income	$18.1	$15.7	$2.4

Operating margin (as reported)	2.0%	2.5%
Total adjustments	4.1%	3.3%
Adjusted operating margin	6.1%	5.8%

Financial Paper Products
(Amounts in millions, except percentages)	Three Months Ended March 31,		2021 vs
	2021	2020	2020

Revenue (as reported)	$13.9	$21.6	$(7.7)

Operating income (as reported)	$2.5	$7.0	$(4.5)

Restructuring and reorganization costs	0.2	—	0.2
Compliance enhancement program	0.2	0.4	(0.2)
Stock-based compensation expense	0.1	0.2	(0.1)
Total adjustments	0.5	0.6	(0.1)

Adjusted operating income	$3.0	$7.6	$(4.6)

Operating margin (as reported)	18.0%	32.4%
Total adjustments	3.6%	2.8%
Adjusted operating margin	21.6%	35.2%

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO RELEVANT GAAP MEASURES
EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ADJUSTED FREE CASH FLOW
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended March 31,		2021 vs
	2021	2020	2020

Loss before income taxes	$(14.9)	$(11.8)	$(3.1)
Interest expense	22.3	23.8	(1.5)
Depreciation and amortization	15.3	17.1	(1.8)
Signing bonus amortization	14.3	12.5	1.8
EBITDA	37.0	41.6	(4.6)

Significant items impacting EBITDA:
Restructuring and reorganization costs	5.9	0.5	5.4
Direct monitor costs	3.8	4.8	(1.0)
Stock-based, contingent and incentive compensation	1.8	2.0	(0.2)
Compliance enhancement program	1.1	2.0	(0.9)
Severance and related costs	0.2	0.2	—
Legal and contingent matters	0.1	0.4	(0.3)
Adjusted EBITDA	$49.9	$51.5	$(1.6)

Adjusted EBITDA margin (1)	16.1%	17.7%	(1.6)%

Adjusted EBITDA change, as reported	(3)%
Adjusted EBITDA change, constant currency adjusted	(11)%

Adjusted EBITDA	$49.9	$51.5	$(1.6)
Cash payments for interest	(11.9)	(17.6)	5.7
Cash payments for taxes, net of refunds	2.7	(2.1)	4.8
Cash payments for capital expenditures	(11.2)	(10.1)	(1.1)
Cash payments for agent signing bonuses	(13.0)	(25.0)	12.0
Adjusted Free Cash Flow	$16.5	$(3.3)	$19.8

(1) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO RELEVANT GAAP MEASURES
ADJUSTED NET LOSS AND ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended March 31,
(Amounts in millions, except per share data)	2021	2020

Net loss	$(15.4)	$(21.5)
Total adjustments (1)	12.9	9.9
Tax impacts of adjustments (2)	(3.0)	(2.3)
Valuation allowance (3)	1.0	10.1
Adjusted net loss	$(4.5)	$(3.8)

Diluted earnings loss per common share	$(0.19)	$(0.28)

Diluted adjustments per common share	0.13	0.23

Diluted adjusted loss per common share	$(0.06)	$(0.05)

Diluted weighted-average outstanding common shares and equivalents	79.6	77.4

(1) See summary of adjustments in Table Four - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow.
(2) Tax rates used to calculate the tax expense impact are based on the nature and jurisdiction of each adjustment.
(3) Valuation allowance recorded for deferred tax assets existing at the beginning of the year.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Amounts in millions, except share data)	March 31, 2021	December 31, 2020
ASSETS
Cash and cash equivalents	$152.8	$196.1
Settlement assets	3,667.0	3,702.9
Property and equipment, net	142.7	148.1
Goodwill	442.2	442.2
Right-of-use assets	54.5	55.1
Other assets	128.4	129.7
Total assets	$4,587.6	$4,674.1
LIABILITIES
Payment service obligations	$3,667.0	$3,702.9
Debt, net	858.8	857.8
Pension and other postretirement benefits	75.0	74.5
Lease liabilities	58.0	59.1
Accounts payable and other liabilities	188.0	216.8
Total liabilities	4,846.8	4,911.1
STOCKHOLDERS’ DEFICIT
Common stock, $0.01 par value, 162,500,000 shares authorized, 80,273,419 and 72,530,770 shares issued, 79,741,398 and 72,517,539 shares outstanding at March 31, 2021 and December 31, 2020, respectively	0.8	0.7
Additional paid-in capital	1,297.8	1,296.0
Retained loss	(1,490.8)	(1,475.3)
Accumulated other comprehensive loss	(63.4)	(58.4)
Treasury stock: 532,021 and 13,231 shares at March 31, 2021 and December 31, 2020, respectively	(3.6)	—
Total stockholders’ deficit	(259.2)	(237.0)
Total liabilities and stockholders' deficit	$4,587.6	$4,674.1

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
(Amounts in millions)	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(15.4)	$(21.5)
Adjustments to reconcile net loss to net cash used in operating activities:	(11.5)	(4.9)
Net cash used in operating activities	(26.9)	(26.4)
CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for capital expenditures	(11.2)	(10.1)
Net cash used in investing activities	(11.2)	(10.1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(1.6)	(1.6)
Proceeds from revolving credit facility	—	23.0
Payments to tax authorities for stock-based compensation	(3.6)	(0.7)
Net cash (used in) provided by financing activities	(5.2)	20.7
NET CHANGE IN CASH AND CASH EQUIVALENTS	(43.3)	(15.8)
CASH AND CASH EQUIVALENTS—Beginning of year	196.1	146.8
CASH AND CASH EQUIVALENTS—End of period	$152.8	$131.0